Loss Per Share	12 Months Ended
Dec. 31, 2022
Loss Per Share [Abstract]
Loss per share

NOTE 20: Loss per share

The basic loss per share is calculated by dividing the net result attributable to shareholders by the weighted average number of shares outstanding during the year.

Years ended December 31	2022	2021	2020
Loss for the year, in thousands of $	(44,044)	(29,002)	(28,662)
Basic and diluted loss per share, in $	(0.28)	(0.24)	(0.34)

Weighted average number of shares	2022	2021	2020
Weighted average number of shares for basic and diluted loss per share	158,658,165	121,935,741	83,199,215

At December 31, 2022, 2021, and 2020, the Company had potential dilutive shares in the form of warrants, contingent considerations and convertible loans (see Note 16 for further details). Diluted loss per share considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect.